RxELITE, INC. 2007 INCENTIVE STOCK PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Name:  __________

You have been granted an option to purchase Common stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Date of Grant
Vesting Commencement Date
Exercise Price per Share
Total Number of Shares Granted
Total Exercise Price
Type of Option	Incentive Stock Option
Non-Qualified Stock Option
Term/Expiration Date

Vesting Schedule:

This Option may be exercised, in whole or in part, in accordance with the following schedule:

Termination period:

This Option will be exercisable for thirty (30) days after Optionee ceases to be a Service Provider to the extent it has vested as of such date; provided, however, that if Optionee ceases to be a Service Provider as the result of his or her death or Disability, this Option may be exercised for one (1) year after Optionee ceases to be a Service Provider to the extent it has vested as of such date. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.	AGREEMENT

1.
Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant as Part I of this agreement (the “Optionee”) an option (the “Option”) to purchase the number of Shares, as set forth in this Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which in incorporated herein by reference. Subject to Section 17(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceed the $100,000 rule of Code Section 422(d), it shall be treated as a Non-Qualified Stock Option (“NQSO”).

2.	Exercise of Option.

(a)	Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.

(b)
Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercise (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable withholding taxes. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price, together with any applicable withholding taxes.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the option is exercised with respect to such Exercised Shares.

3.	Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	Cash; or

(b)	Check; or

(c)	Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

(d)
With the Administrator’s consent, surrender of other, provided Shares acquired from the Company (i) have been vested and owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

4.
Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

5.
Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

6.	Tax Obligations.

(a)
Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, local, and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)
Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee will immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

7.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Idaho.

8.
No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Optionee’s signature and the signature of the Company’s representative below, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Optionee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and wholly understands all provisions of the Plan and Award Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:	RxELITE, INC.

Signature	By
Print Name	Title:

By
Residence Address	Title: